WARRANT LIABILITIES	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
WARRANT LIABILITIES
11.	WARRANT LIABILITIES

In August 2011, the Company issued 1,608,322 shares of Series C-1 preferred stock, at a face amount of $6.30 per share, and Warrants to purchase 6,433,288 shares of Series C-2 preferred stock (the “Warrants”) for aggregate cash consideration of $10,016, net of issuance costs of $115. The Warrants represent a free-standing financial instrument that do not qualify for equity classification pursuant to ASC 815-40 and are therefore presented as a liability which is revalued periodically, and as of the reporting dates of these financial statements. As described in Note 12, during the third quarter of 2013, all remaining outstanding warrants converted to common stock.

In calculating the value of the Warrants, when outstanding, with the Black-Scholes model, the Company assumed (i) a risk free equal to the rate of 10 Year Treasury Notes prevailing at year end, (ii) a volatility of 85%, the average of a set of guideline companies determine to be representative of the Company at that time, and (iii) a time to maturity between 4-5 years, considering that the full 7-year term from date of issuance was subject to accelerated exercise.

As of December 31, 2012, the Company revalued the Warrants based upon the Black-Scholes option pricing model and concluded that the value had declined to $3,268. The reduction in value of the Warrants of $4,545 was recorded within the Company’s consolidated statements of operations and comprehensive loss.

The Company closed a convertible note offering to existing shareholders in March and April 2013, as described in Note 9, Debt and Senior Secured Convertible Notes. The outstanding Warrants to purchase Series C-2 preferred stock were amended pursuant to the convertible note offering to provide that Warrants held by shareholders which did not participate in the convertible note financing expired 30 days after the closing of the financing. To the extent that a shareholder purchased a portion but not all of its pro-rata share, the Warrants representing that proportion of under participation expired 30 days after the closing of the financing. Certain shareholders did not participate resulting in 1,432,978 Warrants expiring in April and May 2013. Such Warrants were revalued immediately prior to their expiration resulting in no change in fair value. At their expiration, the fair value of such Warrants was recorded in the Company’s consolidated statements of operations and comprehensive loss as a $775 increase in other income.

During the third quarter of 2013, the remaining 4,911,686 warrants outstanding converted to Series C-2 Preferred Stock. As such, as of December 31, 2013, the Company has no warrants outstanding.

The Company measured the value of its liability-classified warrants based upon the Black-Scholes option pricing model. The following is a summary of the key assumptions used to calculate the fair value of the warrants, along with the resulting fair value in such periods that the warrants were outstanding.

Balance as of January 1, 2012	$7,813
Decrease in fair value	(4,545)

Balance as of December 31, 2012	3,268
Expired warrants	(775)
Increase in fair value	602
Warrants exercised	(3,095)

Balance as of December 31, 2013	$—

	December 31, 2012	Fair Value at Conversion Date
Risk-free interest rate	1.78%	2.64%
Expected volatility	84.5%	84.5%
Term (years)	4	3.25
Fair value	$3,268	$3,095